Exhibit 99.1

Slack Announces Strong Third Quarter Fiscal Year 2021 Results

Total revenue of $234.5 million up 39% year-over-year

Added 12,000 net new Paid Customers, up 140% year-over-year

Over 520,000 connected endpoints on Slack Connect, up 240% year-over-year

SAN FRANCISCO, December 1, 2020—Slack Technologies, Inc., (NYSE: WORK) today reported financial results for its fiscal quarter ended October 31, 2020.

Management Commentary:

“We had a phenomenal quarter, headlined by continued acceleration in new paid customer growth, with 12,000 net paid customer additions, up 140% from the same quarter last year,” said Stewart Butterfield, Chief Executive Officer and Co-Founder at Slack. “The accelerating growth is partly driven by increased awareness and demand due to the work from home environment, but we believe the larger portion comes from continued product momentum which shows up in the new user experience and, especially, from Slack Connect driving viral growth. Finally, we’re thrilled by the continued momentum in the enterprise segment where we’re seeing market leaders overwhelmingly choosing Slack for its unmatched security, scalability, flexibility, and user experience.”

“We saw improving trends in the overall buying environment and large enterprises continue to standardize on Slack. We ended the quarter with 1,080 customers spending more than $100,000 annually, up 32% year-on-year,” said Allen Shim, Chief Financial Officer at Slack. “Our focus remains on investing as we help define the future of work. We also continue to drive leverage and delivered record free cash flow in the quarter.”

Third Quarter Fiscal 2021 Financial Highlights:

•	Total revenue was $234.5 million, an increase of 39% year-over-year.

•	Calculated Billings was $252.4 million, an increase of 36% year-over-year.

•

GAAP gross profit was $202.0 million, or 86.1% gross margin, compared to $145.6 million, or 86.3% gross margin, in the third quarter of fiscal year 2020. Non-GAAP gross profit was $205.7 million, or 87.7% gross margin, compared to $148.9 million, or 88.3% gross margin, in the third quarter of fiscal year 2020.

•

GAAP operating loss was $65.7 million, or 28.0% of total revenue, compared to a $95.0 million loss in the third quarter of fiscal year 2020, or 56.3% of total revenue. Non-GAAP operating loss was $3.1 million, or 1.3% of total revenue, compared to a $18.1 million loss in the third quarter of fiscal year 2020, or 10.7% of total revenue.

•	GAAP net loss per basic and diluted share was $0.12. Non-GAAP net income per diluted share was $0.01.

•

Net cash provided by operations was $33.5 million, or 14% of total revenue, compared to cash used in operations of $9.1 million, or 5% of total revenue, for the third quarter of fiscal year 2020. Free Cash Flow was $32.6 million, or 14% of total revenue, compared to $(19.1) million, or (11)% of total revenue for the third quarter of fiscal year 2020.

Recent Business Highlights:

•	Third Quarter Highlights:

•	Over 142,000 Paid Customers, up 35% year-over-year.

•	123% net dollar retention rate.

•	1,080 Paid Customers with greater than $100,000 in annual recurring revenue, up 32% year-over-year.

•	Over 64,000 Paid Customers using Slack Connect, up from over 52,000 at the end of last quarter.

•	Over 520,000 connected endpoints on Slack Connect, up over 240% year-over-year.

Earnings Conference Call:

As a result of the earlier announcement that Salesforce plans to acquire Slack, the conference call previously scheduled for December 9, 2020 to discuss Slack’s financial results has been canceled.

Non-GAAP Financial Measures:

This press release and the accompanying tables contain the following non-GAAP financial measures: Calculated Billings, Free Cash Flow, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP net income (loss) per share. Certain of these non-GAAP financial measures exclude stock-based compensation and related employer payroll taxes, amortization of debt discount and issuance costs, and amortization of intangible assets.

Slack believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Slack’s financial condition and results of operations. Slack’s management uses these non-GAAP measures to compare Slack’s performance to that of prior periods for trend analysis, and for budgeting and planning purposes. Slack believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Slack’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies.

Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Slack’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Slack urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate Slack’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, product development, business strategy and plans, market trends and market size, opportunities, and positioning, and the proposed acquisition of Slack by Salesforce. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Slack’s control. Slack’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Slack’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2020. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Slack makes with the Securities and Exchange Commission from time to time, including its Quarterly Report on Form 10-Q for the quarter ended October 31, 2020. The forward-looking statements included in this press release represent Slack’s views as of the date of this press release. Slack undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Presentation:

An investor presentation providing additional information and analysis can be found at investor.slackhq.com.

About Slack:

Slack has transformed business communication. It’s the leading channel-based messaging platform, used by millions to align their teams, unify their systems, and drive their businesses forward. Only Slack offers a secure, enterprise-grade environment that can scale with the largest companies in the world. It is a new layer of the business technology stack where people can work together more effectively, connect all their other software tools and services, and find the information they need to do their best work. Slack is where work happens.

- ## -

Slack and the Slack logo are trademarks of Slack Technologies, Inc. or its subsidiaries in the U.S. and/or other countries. Other names and brands may be claimed as the property of others.

CONTACTS:

Jesse Hulsing	Jonathan Prince
Investor Relations	Public Relations
ir@slack.com	pr@slack.com

SLACK TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2020	2019	2020	2019
Revenue	$234,498	$168,725	$652,012	$448,519
Cost of revenue	32,528	23,140	86,517	72,820

Gross profit	201,970	145,585	565,495	375,699
Operating expenses:
Research and development	96,024	94,853	281,450	363,725
Sales and marketing	119,345	96,210	338,787	299,440
General and administrative	52,268	49,524	155,710	209,624

Total operating expenses	267,637	240,587	775,947	872,789

Loss from operations	(65,667)	(95,002)	(210,452)	(497,090)
Interest expense	(11,742)	(258)	(26,136)	(579)
Interest income and other income, net	12,644	7,393	24,304	17,902

Loss before income taxes	(64,765)	(87,867)	(212,284)	(479,767)
Benefit for income taxes	(1,162)	(101)	(1,101)	(504)

Net loss	(63,603)	(87,766)	(211,183)	(479,263)
Net income attributable to noncontrolling interest	4,799	1,395	7,278	2,792

Net loss attributable to Slack common stockholders	$(68,402)	$(89,161)	$(218,461)	$(482,055)

Basic and diluted net loss per share:
Net loss per share attributable to Slack common stockholders, basic and diluted	$(0.12)	$(0.16)	$(0.39)	$(1.38)

Weighted-average shares used in computing net loss per share attributable to Slack common stockholders, basic and diluted	570,374	544,057	564,095	348,580

SLACK TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	October 31, 2020	January 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$1,099,807	$498,999
Marketable securities	475,690	269,593
Accounts receivable, net	122,780	145,844
Prepaid expenses and other current assets	59,500	55,967

Total current assets	1,757,777	970,403
Restricted cash	38,490	38,490
Strategic investments	63,132	28,814
Property and equipment, net	93,541	102,340
Operating lease right-of-use assets	225,771	197,830
Intangible assets, net	19,597	13,530
Goodwill	76,204	48,598
Other assets	36,745	41,701

Total assets	$2,311,257	$1,441,706

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,214	$16,893
Accrued compensation and benefits	77,611	65,196
Accrued expenses and other current liabilities	28,380	32,123
Operating lease liability	33,009	30,465
Deferred revenue	400,606	375,263

Total current liabilities	559,820	519,940
Convertible senior notes, net	640,767	—
Operating lease liability, noncurrent	231,105	196,378
Deferred revenue, noncurrent	674	1,451
Other liabilities	1,883	38

Total liabilities	1,434,249	717,807

Commitments and contingencies
Stockholders’ equity:
Common stock	58	56
Additional paid-in-capital	2,309,771	1,945,446
Accumulated other comprehensive income (loss)	269	(71)
Accumulated deficit	(1,455,082)	(1,236,621)

Total Slack Technologies, Inc. stockholders’ equity	855,016	708,810
Noncontrolling interest	21,992	15,089

Total stockholders’ equity	877,008	723,899

Total liabilities and stockholders’ equity	$2,311,257	$1,441,706

SLACK TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2020	2019	2020	2019
Cash flows from operating activities:
Net loss	$(63,603)	$(87,766)	$(211,183)	$(479,263)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	7,557	7,762	21,198	20,419
Stock-based compensation	58,600	73,861	169,599	363,287
Amortization of debt discount and issuance costs	10,440	—	23,059	—
Noncash operating lease expense	9,931	—	27,274	—
Amortization of deferred contract acquisition costs	4,146	2,232	11,044	5,522
Net amortization of bond premium (discount) on debt securities available for sale	657	(341)	1,038	(2,077)
Change in fair value of strategic investments	(12,268)	(2,907)	(18,088)	(5,791)
Other non-cash adjustments	(203)	(383)	(421)	(742)
Changes in operating assets and liabilities:
Accounts receivable	(10,926)	(12,338)	22,622	2,920
Prepaid expenses and other assets	(4,757)	(1,888)	(9,296)	(12,049)
Accounts payable	7,617	2,441	3,579	1,005
Operating lease liabilities	(1,550)	—	(17,921)	—
Accrued compensation and benefits	9,456	(18,879)	12,411	879
Deferred revenue	17,873	17,401	23,576	62,051
Other current and long-term liabilities	572	11,706	(1,749)	20,935

Net cash provided by (used in) operating activities	33,542	(9,099)	56,742	(22,904)

Cash flows from investing activities:
Purchases of marketable securities	(350,445)	(143,342)	(450,747)	(202,895)
Maturities of marketable securities	90,158	133,304	238,071	402,255
Sales of marketable securities	250	—	5,900	166,074
Net cash acquired from a business combination	—	—	6,571	—
Acquisition of intangible assets	(2,375)	—	(2,375)	—
Purchases of property and equipment	(938)	(10,007)	(9,681)	(38,276)
Purchase of strategic investments	(6,040)	(3,813)	(15,065)	(9,283)
Proceeds from liquidation of strategic investments	337	—	1,126	2,858

Net cash provided by (used in) investing activities	(269,053)	(23,858)	(226,200)	320,733

Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs	—	—	841,329	—
Purchases of capped calls related to convertible senior notes	—	—	(105,570)	—
Proceeds from exercise of stock options	5,780	1,337	10,379	10,275
Payments of contingent consideration for acquisitions	—	—	(5,250)	(5,000)
Issuance of common stock for employee stock purchase plan	13,143	7,351	29,753	—
Capital contributions from noncontrolling interest holders	—	3,840	—	—
Distributions to noncontrolling interest holders	—	(1,372)	(375)	—
Other financing activities	—	—	—	(556)

Net cash provided by financing activities	18,923	11,156	770,266	4,719
Net increase (decrease) in cash, cash equivalents and restricted cash	(216,588)	(21,801)	600,808	335,505
Cash, cash equivalents and restricted cash at beginning of period	1,354,885	536,765	537,489	201,260

Cash, cash equivalents and restricted cash at end of period	$1,138,297	$514,964	$1,138,297	$536,765

SLACK TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands)

(Unaudited)

Calculated Billings

	Three Months Ended October 31,		Nine Months Ended October 31,
	2020	2019	2020	2019
Revenue	$234,498	$168,725	$652,012	$448,519
Add: Total deferred revenue, end of period	401,280	303,924	401,280	303,924
Less: Total deferred revenue, beginning of period	(383,407)	(286,523)	(376,714)	(241,873)

Calculated Billings	$252,371	$186,126	$676,578	$510,570

Free Cash Flow

	Three Months Ended October 31,		Nine Months Ended October 31,
	2020	2019	2020	2019
Net cash provided by (used in) operating activities	$33,542	$(9,099)	$56,742	$(22,904)
Purchases of property and equipment	(938)	(10,007)	(9,681)	(38,276)

Free Cash Flow	$32,604	$(19,106)	$47,061	$(61,180)

Operating cash margin	14.3%	(5.4)%	8.7%	(5.1)%
Purchases of property and equipment	(0.4)%	(5.9)%	(1.5)%	(8.5)%

Free Cash Flow margin	13.9%	(11.3)%	7.2%	(13.6)%

SLACK TECHNOLOGIES, INC.

RECONCILIATION OF GAAP TO NON-GAAP DATA

(In thousands, except per share data)

(Unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2020	2019	2020	2019
Reconciliation of gross profit:
GAAP gross profit	$201,970	$145,585	$565,495	$375,699
Add: Stock-based compensation and related employer payroll taxes	2,758	2,765	8,050	14,656
Add: Amortization of acquired intangible assets	967	558	2,220	1,675

Non-GAAP gross profit	$205,695	$148,908	$575,765	$392,030

GAAP gross margin	86.1%	86.3%	86.7%	83.8%
Non-GAAP adjustments	1.6%	2.0%	1.6%	3.6%

Non-GAAP gross margin	87.7%	88.3%	88.3%	87.4%

Reconciliation of operating expenses:
GAAP research and development	$96,024	$94,853	$281,450	$363,725
Less: Stock-based compensation and related employer payroll taxes	(30,178)	(41,189)	(90,489)	(205,859)
Less: Amortization of acquired intangible assets	(125)	(150)	(424)	(449)

Non-GAAP research and development	$65,721	$53,514	$190,537	$157,417

GAAP sales and marketing	$119,345	$96,210	$338,787	$299,440
Less: Stock-based compensation and related employer payroll taxes	(16,192)	(18,085)	(47,361)	(87,788)
Less: Amortization of acquired intangible assets	(500)	(325)	(1,208)	(975)

Non-GAAP sales and marketing	$102,653	$77,800	$290,218	$210,677

GAAP general and administrative	$52,268	$49,524	$155,710	$209,624
Less: Stock-based compensation and related employer payroll taxes	(11,600)	(13,794)	(33,733)	(78,167)
Less: Amortization of acquired intangible assets	(205)	—	(455)	—

Non-GAAP general and administrative	$40,463	$35,730	$121,522	$131,457

Reconciliation of loss from operations:
GAAP operating loss	$(65,667)	$(95,002)	$(210,452)	$(497,090)
Add: Stock-based compensation and related employer payroll taxes	60,728	75,833	179,633	386,470
Add: Amortization of acquired intangible assets	1,797	1,033	4,307	3,099

Non-GAAP operating loss	$(3,142)	$(18,136)	$(26,512)	$(107,521)

GAAP operating margin	(28.0)%	(56.3)%	(32.3)%	(110.8)%
Non-GAAP adjustments	26.7%	45.6%	28.2%	86.8%

Non-GAAP operating margin	(1.3)%	(10.7)%	(4.1)%	(24.0)%

	Three Months Ended October 31,		Nine Months Ended October 31,
	2020	2019	2020	2019
Reconciliation of net income (loss) and net income (loss) per share:
Net loss attributable to Slack common stockholders	$(68,402)	$(89,161)	$(218,461)	$(482,055)
Add: Stock-based compensation and related employer payroll taxes	60,728	75,833	179,633	386,470
Add: Amortization of acquired intangible assets	1,797	1,033	4,307	3,099
Add: Amortization of debt discount and issuance costs	10,441	—	23,060	—

Non-GAAP net income (loss)	$4,564	$(12,295)	$(11,461)	$(92,486)

GAAP net loss per share, basic and diluted	$(0.12)	$(0.16)	$(0.39)	$(1.38)
Add: Stock-based compensation and related employer payroll taxes	0.10	0.14	0.32	1.10
Add: Amortization of acquired intangible assets	—	—	0.01	0.01
Add: Amortization of debt discount and issuance costs	0.02	—	0.04	—
Add: Dilutive securities	0.01	—	—	—

Non-GAAP net income (loss) per share, diluted	$0.01	$(0.02)	$(0.02)	$(0.27)

Weighted-average common shares outstanding, basic	570,374	544,057	564,095	348,580
Effect of dilutive securities	29,394	—	—	—

Weighted-average common shares outstanding, diluted	599,768	544,057	597,465	348,580